SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

           IDS Life Variable Annuity Fund A (Individual and Employer) IDS Life Variable Annuity Fund B (Individual and Group)
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                (Name of Registrant as Specified In Its Charter)


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   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

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      (4) Proposed maximum aggregated value of transaction:

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      (5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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July 23, 2004



To all contract owners of IDS Life Variable Annuity Fund A (Fund A) and IDS Life Variable Annuity Fund B (Fund B)

You may have previously received a proxy statement for this variable product. The statement provided you with information regarding the reorganization of Fund A and Fund B. The purpose of that statement was to provide you with the detailed information about the proposed reorganization and how you could cast your vote.

It has been determined that a number of the proxy statements that were mailed to clients contained a printer's error. The error was not with the information itself but the pages of the statements were assembled incorrectly, out of sequence order. If you received one of these statements it may have caused you some confusion.

We regret this printer's error and have enclosed a correctly assembled proxy statement. Please review the materials and vote by August 31.

If you have already voted on the proposals you do not need to vote again. If you have not yet voted, we encourage you to review the proxy statement and to vote through one of the following ways:

By phone: For automated telephone voting, call 1-866-241-6192, available 24 hours a day and follow the recorded instructions. If you would prefer to speak to a proxy agent, call 1-866-270-3133. Representative are available to take your vote Monday through Friday between 8 a.m. and 8 p.m., Eastern time.

By internet: Access americanexpress.com/proxyvoting and follow the on-screen instructions.

By fax: Complete the enclosed voting instruction card and fax it to us toll-free at 1-888-796-9932.

By mail: Simply return your executed proxy in the enclosed postage prepaid envelope.

We thank you for your participation in this process as well as your continued business.